Exhibit 99.1

                                     TOYOTA
                               FINANCIAL SERVICES

Presentation Materials for Investors

January 2014

Disclaimer

[] This presentation includes certain "forward-looking  statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking  statements to reflect actual results or changes  in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities.  Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.toyotafinancial. com) and SEC filings.  We  use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues.  While not all of the information that we post on social media is of a material nature, some information could be material.  Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.twitter. com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation.
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 13 September 2013 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

3

Toyota's Global Businesses

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TMC Consolidated Financial Results

                                           SixMonths Ended
                Fiscal Year Ended March31,    September 30,
(JPYbillions)          2012      2013                    2013
--------------- ------------ ------------- -------------------
NetRevenues         18,583.7 22,064.2                12,537.5
OperatingIncome        355.6   1,320.9                 1,255.5
NetIncome              283.6    962.2                  1,000.6

Source:TMC FY2012  and  FY2013 20-F  and  September 30, 2013 6-K

TMC Consolidated Balance Sheet

(JPY billions)	FY2012 As of March 31, 2012	FY2013 As of March 31, 2013	FY2014 As of September 30, 2013
Current assets	12,321.2	13,784.9	14,582.3
Noncurrent finance receivables, net	5,602.5	6,943.8	7,549.5
Investment & other assets	6,491.9	7,903.4	8,962.5
Property, plant & equipment, net	6,235.4	6,851.2	7,152.4
Total Assets	**30,651.0**	**35,483.3**	**38,246.7**
Liabilities	19,584.5	22,710.5	24,231.7
Shareholders' equity	11,066.5	12,772.9	14,015.0
Total Liabilities & Shareholders' Equity	**30,651.0**	**35,483.3**	**38,246.7**

Source: TMC FY2012 & FY2013 20-F & September 30, 2013 6-K

6

Toyota Across the United States

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Source:Toyota Motor Corporation FY2011  and  FY2012 Financial Summary

Toyota Motor Sales, USA

- TMS sold 2.23 million vehicles in 2013, its highest since 2007 and up 7.4% from 2012
  - Toyota division was the #1 retail brand in the United States in 2013
  - Camry was the best-selling car in America for the 12th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-up of full-line OEMs
  - Over 2.2 million hybrids sold in the U.S. and over 6 million worldwide[1]
  - 11 hybrid models[2], 1 plug-in model, and 1 EV model in TMS line-up
- For 2014, TMS is launching 7 new or refreshed models. Recent and upcoming vehicle launches:

-4Runner	-RAV 4	-Lexus IS
-Corolla	-Tundra	-Lexus RC / RC F
-Highlander & HV	-Scion tC	

(1) As of December 2013
(2) Includes cars and light trucks

Source: TMS Reports

8

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

Kelley Blue Book Resale Value Awards Toyota and Lexus earned best brand and best luxury brand	50 World's Most Innovative Companies Toyota placed 5th overall and the highest automotive brand	Interbrand Best Brand in 2013 Toyota was ranked 10th and the only automaker in top 10
J.D. Power and Associates 2013 Initial Quality Study Camry ranked No. 1	Fortune Magazine World's Most Admired Companies No. 1 ranking in 7 of the 9 criteria	Kelly Blue Book 10 Best Green Cars Avalon Hybrid & Prius Plug-in
J.D. Power and Associates 2013 Customer Service Index Lexus ranked highest among all luxury brands	Consumer Reports 2013 Automotive Rankings Lexus ranked #1 Toyota ranked #4, Scion ranked #7	Consumer Reports Top Picks Prius – top green car Highlander – top midsized SUV Scion FR-S – top sporty car
IntelliChoice's Best Overall Value Toyota won for 8 models Lexus won for 5 models	US. News & World Report 2013 Best Cars for the Money Tundra, Tacoma, Scion FR-S, Lexus RX and RX450h	2013 JD Power Vehicle Dependability Study Lexus ranked #1, Toyota ranked #3 highest non-premium brand

9

Toyota Motor Sales, USA (3)

[GRAPHIC OMITTED]

Toyota Highlander

[GRAPHIC OMITTED]

Toyota Motor Sales, USA (4)

[GRAPHIC OMITTED]

Toyota Motor Sales, USA (5)

[GRAPHIC OMITTED]

Lexus LF-NX Concept

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Toyota Financial Services

TFS Group Global Presence

[] 36 Countries  and  Regions Worldwide

[GRAPHIC OMITTED]

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

[] Over 4.0  million active finance contracts(1)

[] AA- (2)/Aa3(2)rated captive finance company by S and P / Moody's [] Credit support agreement structure with TFSC/TMC(3)

(1)As of December 31, 2013
(2)Outlook stable
(3)The Credit Support Agreements do no tapply to securitization transactions

TMCC Products and Services

Insurance

[] Service Agreements [] Prepaid Maintenance [] Guaranteed Auto Protection []
Excess Wear  and  Use [] Tire  and  Wheel

Extensive Field Organization

[] Decentralized dealer and field support [] Centralized servicing and collections (circled)

Recent TMCC Business Highlights

[] Celebrating 30 years of supportingToyota/Lexus/Scionsales and enhancing
customer relationships [] In excess of $9.2billionincome   before income taxes
over the past 4 years(1) [] Continuing the trend in 2013, TFS is the top U. S.
lender in all new vehicles(2) [] Strong market share continues to drive solid financing revenues  and  sales support [] Low net charge-off ratio  []
High insurance penetration

(1) For the four year period from FY10 through FY13

(2) Source: Auto Count as of November 30, 2013

TMCC 2QFY14 Operating Highlights

Consolidated Net Income

-- $244 million

Financing Volume (in units)

-- 410K

Market Share(1)

-- 68.7% (42.5% Retail / 26.2% Lease)

(1)As of September 30, 2013. Represents the percentage of total domestic TMS sales of new Toyota, Lexus, and Scion vehicles financed by us, excluding non-Toyota/Lexus sales, sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor.

Source:TMCC September 30, 2013 10-Q

TMCC Earning Asset Composition

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Source:TMCC March 31, 2011 10-K, March31, 2012 10-K, March 31,201310-K and
September 30, 201310-Q

TMCC Financial Performance-Select Data

                                                   Six Months Ended
                    Fiscal Year EndedMarch 31        September 30,
(USD millions) 2010          2011 2012        2013           2013

Total FinancingRevenues             8,163 8,064 7,429 7,244  3,640
  add: Other Income                  680   779    717  744    302
  less: Interest Expense            5,587 4,967 4,639 4,508  2,767
                  andDepreciation
Net FinancingRevenues               3,256 3,876 3,507 3,480   1,175
                  andOther Revenues
Net Income                          1,063 1,853 1,486  1,331  335

Source:TMCC March 31, 2013 10-K,  and  TMCC September 30, 2013 10-Q

TMCC Financial Performance - Select Data

(USD millions)	Fiscal Year Ended March 31 2010	2011	2012	2013	Six Months Ended September 30, 2013
Over 60 Days Delinquent (1)	0.45%	0.26%	0.18%	0.19%	0.22%
Allowance for Credit Losses (1) (2)	2.31%	1.13%	0.80%	0.63%	0.54%
Net Credit Losses (3)	1.03%	0.52%	0.21%	0.27%	0.23%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated were based on a 120-day charge-off policy
Source: TMCC March 31, 2013 10-K & TMCC September 30, 2013 10-Q

22

TMCC Funding Programs

Exceptional Liquidity

- A-1+/P-1 direct commercial paper program
- \$18.4 billion committed credit facilities[(1)]
- \$5.8 billion short-term investment portfolio[(2)]
- Over \$60 billion in readily salable retail loan & lease receivables
- Access to various domestic and international markets
- Billions of additional capacity in global benchmark markets
- Extensive inter-company lending infrastructure
- Credit support agreements: TMCC → TFSC → TMC

(1) As of November 22, 2013 *TMCC November 25, 2013 8-K*
(2) Average balance for quarter ended September 30, 2013 *TMCC September 30, 2013 10-Q*

24

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity -- Issuing into strong demand with attractive deals -- Identifying  and  developing new markets and investor relationships -- Responding quickly to opportunities with
best-in-class    execution

TMCC FYTD14 Funding Overview

$13.9 billion of long term debt funded FYTD



Other
4%
EMTN
16%
MTN
33%
Global MTN
22%
Public / Private ABS
25%

- $10.4 billion in unsecured debt
- $3.5 billion in secured debt (net of amount retained)
  - $1.4 billion comprised of public term secured funding (net of amount retained)

As of December 31, 2013

Source: Company Reports

26

Diversification in Debt Offerings

TMCC Long Term DebtOutstanding(USD millions)

[GRAPHIC OMITTED]

By Deal Type

By Currency

AsofDecember31,2013
Source:CompanyReports

Key Investment Highlights

[] Financial strength supported by strong credit ratings [] Transparent business model with exceptional liquidity [] Rational funding programs with long term perspective -- Diversification in bond offerings -- Focus on proactively meeting needs of market -- Strong emphasis placed on flexibility and responsiveness [] Industry-leading  in:  -- Liquidity management framework
-- Balance sheet strength -- Business model resiliency

TMCC Retail Loan Collateral  and  ABS Transactions

Credit Decisioning  and  Collections

[] Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses -- Identification  and  minimization of least desirable segments -- Ongoing focus on Toyota and Lexus business []
Optimization of collections strategy and staff supports lossmitigation while enabling portfolio growth -- Emphasis on early intervention -- Reinforcement of strong compliance management system

Note 1--Delinquency is 30+ day delinquencies as a percentage of receivables outstanding
Note 2--Credit loss is annual net credit loss as a percentage of receivables outstanding

Credit: Results*

[] Retail loan credit performance has shown significant improvement --
Portfolio-level  performance trends show general improvement  -- Recent vintages outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

                     0 4 8          12  16  20  24  28   32 36 40  44  48  52  56  60  64  68
                                                        Month
*Abbreviatedforpresentationpurposes

Source: Company Reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience [1]

	At September 30,		At March 31,				
	2013	2012	2013	2012	2011	2010	2009
Outstanding Contracts (2)	3,196,125	3,146,582	3,156,247	3,119,781	3,189,591	3,093,894	3,050,178
Number of Accounts Past Due in the following categories							
30 - 59 days	39,543	43,965	35,672	35,162	43,070	55,123	57,547
60 - 89 days	8,227	9,454	7,182	6,786	8,588	11,722	13,327
Over 89 days	6,574	7,166	6,362	5,870	9,153	10,953	11,797
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.24%	1.40%	1.13%	1.13%	1.35%	1.78%	1.89%
60 - 89 days	0.26%	0.30%	0.23%	0.22%	0.27%	0.38%	0.44%
Over 89 days	0.21%	0.23%	0.20%	0.19%	0.29%	0.35%	0.39%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

32

Source: Company Reports

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the Six Months Ended September 30,		For the Fiscal Years Ended March 31,				
	2013	2012	2013	2012	2011	2010	2009
Principal Balance Outstanding (2)	$48,692,973	$46,396,990	$46,932,720	$44,648,020	$45,053,303	$43,234,740	$43,485,623
Average Principal Balance Outstanding (3)	$47,812,847	$45,522,505	$45,790,370	$44,850,661	$44,144,021	$43,360,181	$42,899,702
Number of Contracts Outstanding	3,196,125	3,146,582	3,156,247	3,119,781	3,189,591	3,093,894	3,050,178
Average Number of Contracts Outstanding (3)	3,176,186	3,133,182	3,138,014	3,154,686	3,141,743	3,072,036	2,996,372
Number of Repossessions (4)	16,579	16,252	34,353	42,937	64,710	79,637	81,270
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.04% (7)	1.04% (7)	1.09%	1.36%	2.06%	2.59%	2.71%
Gross Charge-Offs (5)(8)	$113,663	$107,319	$244,432	$240,736	$447,159	$724,212	$897,508
Recoveries (6)	$34,139	$31,717	$69,088	$78,593	$98,105	$116,892	$87,182
Net Losses	$79,524	$75,602	$175,344	$162,143	$349,054	$607,320	$810,326
Net Losses as a Percentage of Average Principal Balance Outstanding	0.33% (7)	0.33% (7)	0.38%	0.36%	0.79%	1.40%	1.89%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

Source: Company Reports

33

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2008	2009	2010	2011	2012	2013[1]
Number of Pool Assets	1,070,411	824,133	956,010	911,545	973,979	772,033
Original Pool Balance	$23,938,411,965	$17,974,710,305	$21,924,552,881	$21,608,462,287	$24,029,119,369	$19,288,623,037
Average Initial Loan Balance	$22,364	$21,810	$22,933	$23,705	$24,671	$24,984
Weighted Average Interest Rate	6.03%	5.69%	3.91%	3.76%	3.15%	2.88%
Weighted Average Original Term	63 months	62 months	62 months	63 months	63 months	64 months
Weighted Average FICO	723	737	738	735	731	727
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:						
State 1	CA - 20.7%	CA - 18.9%	CA - 18.0%	CA - 18.9%	CA - 19.3%	CA - 21.4%
State 2	TX - 12.0%	TX - 12.1%	TX - 13.1%	TX - 12.6%	TX - 14.1%	TX - 13.0%
State 3	NY - 4.8%	NY - 5.4%	NY - 5.2%	NY - 5.4%	NY - 5.1%	NY - 4.6%
State 4	NJ - 4.5%	NJ - 5.2%	NJ - 4.7%	NJ - 4.9%	NJ - 4.5%	NJ - 4.5%
State 5	IL - 4.3%	IL - 4.3%	VA - 4.5%	IL - 4.1%	VA - 4.2%	IL - 4.0%
Distribution of Receivables by Contract Rate:[2]						
Less than 2.0%	16.0%	17.1%	35.2%	30.3%	44.1%	52.1%
2.0% - 3.99%	14.7%	17.9%	22.8%	35.9%	27.8%	20.2%
4.0% - 5.99%	20.4%	21.2%	19.3%	17.5%	15.1%	14.7%
6.0% - 7.99%	26.2%	23.9%	13.6%	8.5%	6.6%	6.4%
8.0% - 9.99%	12.6%	11.3%	4.1%	3.2%	2.7%	2.8%
10.0% - 11.99%	3.7%	3.6%	1.7%	1.6%	1.4%	1.3%
12.0% - 13.99%	2.1%	1.7%	0.9%	0.7%	0.5%	0.5%
14.0% - 15.99%	1.3%	1.0%	0.7%	0.6%	0.5%	0.5%
16.0% and greater	3.0%	2.3%	1.8%	1.7%	1.4%	1.4%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:						
Percentage of Non-Toyota/Non-Lexus	6.1%	4.8%	4.9%	4.4%	3.3%	3.2%
Percentage of 72+ Month Term	20.6%	15.1%	9.8%	10.5%	10.0%	10.4%
Percentage of Used Vehicles	25.4%	29.5%	30.6%	31.5%	24.4%	24.4%

(1) As of September 30, 2013
(2) Percentages may not add to 100% due to rounding

Source: Company Reports

34

Origination Characteristics

Weighted Average FICO

Weighted Average FICO

New vs. Used

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)[1]

Original Summary Characteristics by Prior Securitization:	TAOT 2011-B	TAOT 2012-A	TAOT 2012-B	TAOT 2013-A	TAOT 2013-B
Number of Pool Assets	111,163	95,915	62,985	84,513	66,096
Original Pool Balance	$1,573,816,681	$1,558,792,743	$1,034,333,678	$1,301,545,574	$1,054,454,801
Average Initial Loan Balance	$14,158	$16,252	$16,422	$15,401	$15,953
Weighted Average Interest Rate	2.99%	2.89%	2.85%	2.56%	2.24%
Weighted Average Original Term	60	61	61	61	61
Weighted Average FICO	755	754	754	756	757
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 18.9%	CA - 19.8%	CA - 21.4%	CA - 20.0%	CA - 21.3%
State 2	TX - 12.0%	TX - 12.4%	TX - 13.3%	TX - 13.3%	TX - 13.4%
State 3	PA - 4.8%	IL - 4.5%	NJ - 4.7%	VA - 4.3%	IL - 4.2%
State 4	NY - 4.5%	VA - 4.5%	IL - 4.5%	IL - 4.3%	VA - 4.1%
State 5	IL - 4.5%	MD - 4.1%	NY - 4.5%	NJ - 4.2%	PA - 4.0%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of 72+ Month Term	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of Used Vehicles	23.8%	27.3%	26.3%	22.7%	21.8%

(1) Abbreviated for presentation purposes

Source: Company Reports

36

TAOT Deal Performance

As of December 15, 2013 Payment Date



0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40

	Moody's		S&P		Final
	Initial EL	Updated EL	Initial EL	Updated EL	Actual CNL
TAOT 2010-A	1.25%	0.45% - 0.70%	1.70% - 1.90%	0.30% - 0.35%	0.32%
TAOT 2010-B	1.25%	0.45% - 0.70%	1.50% - 1.70%	0.25% - 0.30%	0.23%
TAOT 2010-C	1.15%	0.35% - 0.60%	1.40% - 1.60%	0.20% - 0.25%	
TAOT 2011-A	1.15%	0.40%	1.40% - 1.60%	0.20% - 0.25%	
TAOT 2011-B	0.85%	0.25%	1.15% - 1.35%	0.25% - 0.30%	
TAOT 2012-A	0.70%	0.30%	0.85% - 1.00%	0.85% - 1.00%	
TAOT 2012-B	0.50%	0.30%	0.75% - 0.90%	0.75% - 0.90%	
TAOT 2013-A	0.50%	0.50%	0.65% - 0.80%	0.65% - 0.80%	
TAOT 2013-B	0.40%	0.40%	0.55% - 0.70%	0.55% - 0.70%	

Source: Company Reports

37

TOYOTA
                               FINANCIAL SERVICES